                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 29, 2003


                        Medialink Worldwide Incorporated
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)




              Delaware                                      52-148-1284
   (State or Other Jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                     Identification Number)






                      708 Third Avenue, New York, NY 10017
                      ------------------------------------
               (Address of principal executive offices) (Zip Code)


                                  (212)682-8300
                                  -------------
               Registrant's telephone number, including area code

Item 9. Regulation FD Disclosure


     The Registrant furnishes, pursuant to Regulation FD, its earnings news release dated April 29, 2003, entitled " Medialink Reports 2003 First Quarter Financial Results," a copy of which is below.





                                                         FOR IMMEDIATE RELEASE
  FOR MORE INFORMATION:
  RYAN BARR
  DIRECTOR OF CORPORATE
   DEVELOPMENT AND COMMUNICATIONS
  MEDIALINK WORLDWIDE INC.
  (212) 682-8300
  rbarr@medialink.com
  -------------------

  MEDIALINK REPORTS 2003 FIRST QUARTER FINANCIAL RESULTS

  FIRST QUARTER REVENUE $11 MILLION; OPERATING CASH FLOW INCREASED TO $415,000

NEW YORK, APRIL 29, 2003 -- Medialink Worldwide Incorporated (Nasdaq: MDLK), a global leader in corporate media communications services, today announced financial results for the first quarter ended March 31, 2003, in line with the Company's most recent guidance.

Revenue for the first quarter ended March 31, 2003 was $11 million compared to $11.1 million for the comparable period in 2002. Net loss for the first quarter was reduced to $678,000, or $0.11 per share, compared to net loss of $697,000, or $0.12 per share, in 2002. Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) was a loss of $150,000 for the quarter, compared to a loss of $157,000 in the same period in 2002. Operating Cash Flow, defined as EBITDA, not including loss from Teletrax(TM), was $415,000 for the quarter, compared to a loss of $157,000 in the same period in 2002. Medialink considers EBITDA and Operating Cash Flow to be important financial indicators of the Company's operational strength, performance of its business and ability to service its line of credit, as well as to make new investments in its existing services.

"Overall, we are pleased to report stable first quarter revenue and positive Operating Cash Flow compared to first quarter 2002, despite the negative effects the war in Iraq put on the advertising and public relations industries and the ongoing impact of the sluggish global economy," stated Laurence Moskowitz, Chairman, President and Chief Executive Officer of Medialink.

"We continue to focus on our clients and prospects in the stronger economic sectors, including healthcare and pharmaceuticals, consumer products and automobiles," Moskowitz explained. "At the same time, we continue to refine our broadcast, news distribution and media analysis services. Throughout 2003, we will continue the rollout of Teletrax(TM), the world's first global electronic video monitoring service, offered exclusively by Medialink. Currently, the detection network is deployed on four continents, including the top 45 U.S. markets. Teletrax(TM) continues to be well received in the broadcast and

Medialink Reports
First Quarter 2003 Financial Results   Page 1 of 6               April 29, 2003
entertainment industries as a number of large companies have commenced testing of the one-of-a-kind video tracking solution."

"In early 2003, we began to see positive effects of our cost controls on our financial performance," added J. Graeme McWhirter, Executive Vice President and Chief Financial Officer. "While we will continue to focus on controlling our expenses, we are dedicated to increasing revenues and maintaining high gross margins. Second quarter financial results have continued to be pressured by the ongoing military activities in Iraq and the depressed global economy. As always, however, we are committed to improving our financial performance, leading to a stronger income statement and balance sheet and properly positioning Medialink to take advantage of the inevitable upturn in the economy."

"For the second quarter ending June 30, 2003, at this point we expect to report revenue in the range of $11 million to $11.5 million, although the general environment remains volatile," concluded Moskowitz. "As we move forward through 2003, we will continue to expand Medialink's leadership role in all of its service sectors, ultimately increasing our revenue and creating greater shareholder value."

MEDIALINK WILL HOST A TELECONFERENCE AND A SIMULTANEOUS WEBCAST AT 11:00 A.M. EASTERN TIME TODAY TO DISCUSS THE COMPANY'S FIRST QUARTER FINANCIAL RESULTS. TO ACCESS THE TELECONFERENCE, PLEASE DIAL 1-800-613-4984 (DOMESTIC) OR 1-706-643-7872 (INTERNATIONAL) OR LISTEN TO IT LIVE VIA THE INTERNET BY ACCESSING THE COMPANY'S WEB SITE (WWW.MEDIALINK.COM).

NON-GAAP MEASURES:
To supplement the Company's consolidated financial statements presented in accordance with GAAP, Medialink uses non-GAAP measures of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) and Operating Cash Flow, defined as EBITDA, not including loss from Teletrax(TM), which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance the user's overall understanding of the Company's current financial performance and the Company's prospects for the future. Medialink considers EBITDA and Operating Cash Flow to be important financial indicators of the Company's operational strength, performance of its business and ability to service its line of credit, as well as to make new investments in its existing services. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles, but should not be considered a substitute for or superior to GAAP results. The non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

ABOUT MEDIALINK:
Medialink (www.medialink.com) is a global leader in providing comprehensive and compelling multimedia communication solutions and services for more than 3,000 corporations and other organizations seeking to communicate news to their audiences through television, radio, print and the Internet. The company provides production and satellite distribution of video and audio news, multimedia webcasting services, press release newswire distribution, photography production and digital distribution, and strategic corporate communications consulting. Medialink also provides media monitoring and analysis and public relations research to help clients determine return on investment from their communications efforts. Based in New York, Medialink has 12 offices worldwide including an international hub in London.

For  additional  investor and financial  information,  please visit the recently
launched    Investor    Relations    section   of   the   Company's   Web   site
(www.medialink.com).

                                      # # #



Medialink Reports
First Quarter 2003 Financial Results   Page 2 of 6               April 29, 2003

FORWARD-LOOKING STATEMENTS:
With the exception of the historical information contained in the release, the matters described herein contain certain "forward-looking statements" that are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this release are not promises or guarantees and are subject to risks and uncertainties that could cause our actual results to differ materially from those anticipated. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. We caution you not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Actual results may vary materially from those expressed or implied by the statements herein. Such statements may relate, among other things, to our ability to respond to economic changes and improve operational efficiency, the benefits of our products to be realized by our customers, or our plans, objectives, and expected financial and operating results. Forward-looking statements may also include, without limitation, any statement relating to future events, conditions or circumstances or using words such as: will, believe, anticipate, expect, could, may, estimate, project, plan, predict, intend or similar expressions that involve risk or uncertainty. These risks and uncertainties include, among other things, our recent history of losses, our ability to achieve or maintain profitability; worldwide economic weakness; geopolitical conditions and continued threats of terrorism; effectiveness of our cost reduction programs; our ability to develop new services and market acceptance of such services, such as Teletrax; the volume and importance of breaking news which can have the effect of crowding out the content we produce and deliver to broadcast outlets on behalf of our clients; our ability to develop new products and services that keep pace with technology; our ability to develop and maintain successful relationships with critical vendors; the potential negative effects of our international operations on the Company; future acquisitions or divestitures may adversely affect our operations and financial results; the absence of long term contract with customers and vendors; and increased competition may have an adverse effect on pricing, revenues, gross margins and our customer base. More detailed information about these risk factors is set forth in filings by Medialink Worldwide Incorporated with the Securities and Exchange Commission, including the Company's registration statement, most recent quarterly report on Form 10-Q, most recent annual report on Form 10-K and other publicly available information regarding the Company. Medialink Worldwide Incorporated is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

                     (Please See Attached Financial Tables)


Medialink Reports
First Quarter 2003 Financial Results   Page 3 of 6               April 29, 2003

                MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
                          SUMMARY FINANCIAL INFORMATION
                      (In thousands except per share data)
                                   (unaudited)

                                                                                                  FOR THE THREE MONTHS
                                                                                                     ENDED MARCH 31,
                                                                                              ------------------------------
                                                                                                  2003           2002
                                                                                                  ----           ----

Revenue                                                                                       $    10,960    $    11,075
Direct costs                                                                                        3,549          3,880
                                                                                              ------------------------------
   Gross profit                                                                                     7,411          7,195
Selling, general and administrative costs                                                           8,000          8,058
 Loss from Joint Venture                                                                              100            100
                                                                                              ------------------------------
   Operating loss                                                                                    (689)          (963)
Interest expense, net                                                                                 (89)           (34)
                                                                                              ------------------------------
   Net loss before income taxes                                                                      (778)          (997)
Income tax benefit                                                                                   (100)          (300)
                                                                                              ------------------------------
   Net loss                                                                                   $      (678)  $       (697)
                                                                                              ==============================

   Loss per share                                                                             $     (0.11)  $      (0.12)
   Weighted average number of common
     shares outstanding                                                                             5,914          5,849

Supplemental financial information
EBITDA (a)                                                                                    $      (150)  $       (157)
Depreciation and amortization                                                                         539            806
Operating cash flow (b)                                                                               415           (157)
Loss from Teletrax operations (net of $61,000 of depreciation)                                        565              -

Revenue Detail
   Media Communications Services                                                                    8,678          8,751
   Media Research Services                                                                          2,282          2,324

(a) EBITDA is defined as earnings before interest, taxes, depreciation and amortization

(b)  Operating  Cash  Flow,   defined  as  Earnings  before   Interest,   Taxes,
Depreciation and Amortization (EBITDA), not including loss from Teletrax(TM).


Medialink Reports
First Quarter 2003 Financial Results   Page 4 of 6               April 29, 2003

                        MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES
                                  SUMMARY FINANCIAL INFORMATION
                                         (IN THOUSANDS)

                                                                MARCH 31,        DECEMBER 31,
                                                                   2003              2002
                                                                   ----              ----
                                                               (UNAUDITED)        (AUDITED)
ASSETS
Current Assets:
   Cash and cash equivalents                                 $          3,645  $         6,390
   Accounts receivable, net                                             8,505            6,571
   Prepaid expenses and other current assets                            2,379            2,101
   Prepaid and refundable income taxes                                  2,416            2,270
   Deferred tax assets                                                    199              199
                                                             -------------------------------------
       Total current assets                                            17,144           17,531
                                                             -------------------------------------

Property and equipment, net                                             5,986            5,890

Goodwill, customer list and other intangibles, net                     13,354           12,994
Investment in joint venture                                               582              682
Deferred tax assets                                                     1,530            1,655
Other assets                                                            1,808            1,892
                                                             -------------------------------------
       Total assets                                          $         40,404  $        40,644
                                                             =====================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:

   Current portion of long-term debt                         $             30  $            45
   Line of credit - bank                                                6,038            6,537
   Accounts payable and accrued liabilities                             7,585            6,858
                                                             -------------------------------------
       Total current liabilities                                       13,653           13,440
                                                             -------------------------------------

Stockholders' Equity                                                   26,751           27,204
                                                             -------------------------------------
Total liabilities and stockholders' equity                   $         40,404  $        40,644
                                                             =====================================


Medialink Reports
First Quarter 2003 Financial Results   Page 5 of 6               April 29, 2003

                                       SUPPLEMENTAL FINANCIAL INFORMATION
                                                 (In thousands)
                                                   (unaudited)
RECONCILIATION BETWEEN NET LOSS TO EBITDA AND OPERATING CASH FLOW

                                                                                    FOR THE THREE MONTHS
                                                                                       ENDED MARCH 31,
                                                                                   2003               2002
                                                                            --------------------------------------

Net loss                                                                    $       (678)        $         (697)

Depreciation and amortization                                                        539                    806
Interest expense, net                                                                 89                     34
Income tax benefit                                                                  (100)                  (300)
                                                                            --------------------------------------

EBITDA                                                                              (150)                  (157)

Loss from Teletrax operations                                                        626                      -
Depreciation included in Teletrax operations                                         (61)                     -
                                                                            --------------------------------------

Operating cash flow                                                          $       415         $         (157)
                                                                            ======================================

                                         Supplemental Financial Information
                                                   (In thousands)
                                                     (unaudited)
RECONCILIATION BETWEEN CASH FLOWS FROM OPERATING ACTIVITIES TO EBITDA AND OPERATING CASH FLOW

                                                                                      FOR THE THREE MONTHS
                                                                                         ENDED MARCH 31,
                                                                                    2003                  2002
                                                                            -----------------------------------------

Net cash (used in) provided by operating activities                          $         (1,351)      $         135
 Equity loss from joint venture                                                          (100)               (100)
 Deferred income taxes                                                                   (125)                  -
 Changes in operating assets and liabilities                                            1,437                  74
 Interest expense, net                                                                     89                  34
 Benefit from income taxes                                                               (100)               (300)
                                                                            -----------------------------------------
EBITDA                                                                                   (150)               (157)
Loss from Teletrax operations                                                             626                   -
Depreciation included in Teletrax operations                                              (61)                  -
                                                                            -----------------------------------------
Operating cash flow                                                          $            415       $        (157)
                                                                            =========================================

Medialink Reports
First Quarter 2003 Financial Results   Page 6 of 6               April 29, 2003

SIGNATURE





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Medialink Worldwide Incorporated

(Registrant)



/s/ J. Graeme McWhirter
-----------------------

Name:  J. Graeme McWhirter
Title: Chief Financial Officer




May 2, 2003